Exhibit 10.42

AMENDMENT TO MEMBERSHIP AGREEMENT

HI ADAM PERLISH

Please review the Amendment to your Membership Agreement below.

If you have any questions or concerns, please don't hesitate to reach out to us at we-us-39470@wework.com

Reference is hereby made to the Membership Agreement between 200 Berkeley Street Tenant LLC ("WeWork") and dated January 29, 2020, including the accompanying Membership Details Form and any other amendments thereto (the "Agreement"). The parties agree that the following terms shall be considered binding amendments to the Agreement (the "Amendment"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

MEMBER INFORMATION

Primary member: Adam Perlish

adam.perlish@neurobopharma.com

+17034070449

AMENDED MEMBERSHIP DETAILS

WeWork 200 Berkeley

Current Office(s)

19-120 • 2 person office

Membership Fee:

$1,750.00/mo from January 1, 2023

Commitment term

Start date: January 1, 2023

End date: March 31, 2023

Amendment to Membership Agreement	1

MEMBERSHIP FEE SUMMARY

				NET
		MEMBERSHIP		DISCOUNTED
OFFICE	DATES	FEE	DISCOUNT	FEE
19-120	01/01/2023 -	$1,750.00	$87.50	$1,662.50
	03/31/2023

ANNUAL ESCALATION

On each anniversary of the start date for the office, the Membership Fee will be subject to an automatic three and a half percent (3.5%) increase over the then current Membership Fee.

This amendment may alter the date upon which Member Company's annual increase of the Membership Fee occurs, but in no event shall it occur on a date earlier than the next anniversary of the Start Date of the Agreement.

In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall prevail. The parties further agree that other than the terms modified by this Amendment, the Agreement remains otherwise unchanged, including the annual Membership Fee increases set forth in the Agreement.

By electronically signing this Amendment you represent that you have the proper authority to execute this Amendment on behalf of and incur the obligations described in this Amendment on behalf of

Community Manager's signature	Electronic Signature

Molly McLaughlin	Gil Price
200 Berkeley Street Tenant LLC	Signed on December 14, 2022

WeWork

200 Berkeley Street	(646) 491-9060
Boston, MA, 02116, USA	we-us-39470@wework.com
VAT: 834152702

Amendment to Membership Agreement	2